EXHIBIT 99.2

WaMu Capital Corp.
05-8 30 yr Conforming - Group 1
30 Year Conforming Alt A; Group 1
1,257 records
Balance: 261,650,916

Selection Criteria: 30 Year Conforming Alt A; Group 1
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  S&P Documentation
  WAMU Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 1257
Total Balance: 261,650,916.34
Avg Balance: 208,155.06
Weighted Average Note Rate: 5.810
Non-Zero Weighted Average Original LTV: 69.06
Weighted Average Age: 0.322
% Calif: 30.77
% Prepay Penalties: 16.47
% Interest Only: 36.41
% Investor: 11.44
Non-Zero Weighted Average FICO: 725
Stated Original WAM: 359
Stated Current WAM: 358.48

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
5.000	4.750	2	395,000.00
5.125	4.875	3	1,035,500.00
5.250	5.000	15	3,159,050.00
5.375	5.125	39	10,104,462.93
5.500	5.250	85	18,811,201.91
5.625	5.375	146	31,345,590.46
5.630	5.380	1	245,000.00
5.750	5.500	244	51,043,015.41
5.875	5.625	366	74,312,126.82
5.880	5.630	3	719,250.00
6.000	5.750	204	40,591,355.88
6.125	5.875	149	29,885,307.41
Total:	5.560	1257	261,646,860.82

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
4.751 - 5.000	2	395,000.00	0.15	5.000	360	0	360	737	75	197,500.00
5.001 - 5.250	18	4,194,550.00	1.60	5.219	350	0	350	741	68	233,030.56
5.251 - 5.500	124	28,915,664.84	11.05	5.456	359	0	359	730	66	233,190.85
5.501 - 5.750	391	82,633,605.87	31.58	5.702	359	0	359	728	67	211,339.15
5.751 - 6.000	573	115,622,732.70	44.19	5.919	359	0	358	722	70	201,784.87
6.001 - 6.250	149	29,885,307.41	11.42	6.125	360	1	359	717	73	200,572.53
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	1	50,000.00	0.02	5.625	360	723	37	50,000.00
50,000.01 - 100,000.00	116	9,589,924.00	3.66	5.866	359	728	66	82,671.76
100,000.01 - 150,000.00	254	32,374,802.00	12.37	5.841	358	730	69	127,459.85
150,000.01 - 200,000.00	291	51,561,894.00	19.69	5.822	358	725	70	177,188.64
200,000.01 - 250,000.00	205	46,422,316.00	17.74	5.807	358	729	70	226,450.32
250,000.01 - 300,000.00	179	49,206,633.00	18.80	5.825	359	722	69	274,897.39
300,000.01 - 350,000.00	131	42,764,994.00	16.34	5.754	359	722	68	326,450.34
350,000.01 - 400,000.00	68	24,488,498.00	9.36	5.803	360	722	67	360,124.97
400,000.01 - 450,000.00	7	3,003,000.00	1.15	5.802	360	701	63	429,000.00
450,000.01 - 500,000.00	5	2,270,350.00	0.87	5.776	360	729	74	454,070.00
Total:	1257	261,732,411.00	100.00	5.810	359	725	69	208,219.90

Min: 50,000.00
Max: 456,000.00
Avg: 208,219.90
Total: 261,732,411.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	1	50,000.00	0.02	5.625	360	1	359	723	37	50,000.00
50,000.01 - 100,000.00	116	9,587,534.28	3.66	5.866	359	0	359	728	66	82,651.16
100,000.01 - 150,000.00	255	32,491,597.83	12.42	5.841	358	0	357	730	69	127,418.03
150,000.01 - 200,000.00	290	51,389,872.16	19.64	5.822	358	0	358	725	70	177,206.46
200,000.01 - 250,000.00	205	46,414,097.91	17.74	5.807	358	0	358	729	70	226,410.23
250,000.01 - 300,000.00	179	49,197,594.09	18.80	5.825	359	0	359	722	69	274,846.89
300,000.01 - 350,000.00	131	42,760,669.18	16.34	5.754	359	0	359	722	68	326,417.32
350,000.01 - 400,000.00	68	24,482,982.37	9.36	5.803	360	0	360	722	67	360,043.86
400,000.01 - 450,000.00	7	3,002,163.00	1.15	5.802	360	0	360	701	63	428,880.43
450,000.01 - 500,000.00	5	2,270,350.00	0.87	5.776	360	0	360	729	74	454,070.00
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

Min: 50,000.00
Max: 456,000.00
Avg: 208,219.90
Total: 261,732,411.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	311	64,024,764.20	24.47	5.758	358	0	357	733	49	205,867.41
60.01 - 70.00	221	52,327,079.45	20.00	5.797	359	0	359	721	66	236,774.12
70.01 - 75.00	92	20,716,069.51	7.92	5.846	360	0	360	723	74	225,174.67
75.01 - 80.00	591	117,429,625.79	44.88	5.839	359	0	359	723	80	198,696.49
80.01 - 85.00	6	1,345,250.00	0.51	5.937	360	0	360	690	84	224,208.33
85.01 - 90.00	24	3,548,203.87	1.36	5.788	360	0	360	725	90	147,841.83
90.01 - 95.00	12	2,255,868.00	0.86	5.730	360	0	360	717	94	187,989.00
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	101	21,918,153.72	8.38	5.787	360	0	360	741	69	217,011.42
Cooperative	3	336,664.62	0.13	6.003	360	1	359	730	74	112,221.54
PUD	247	51,049,237.84	19.51	5.802	360	0	360	726	73	206,677.08
Single Family Residence	840	171,708,970.27	65.63	5.808	358	0	358	722	68	204,415.44
Three/Four Family	22	5,604,302.53	2.14	5.811	360	0	360	730	59	254,741.02
Two Family	44	11,029,531.84	4.22	5.925	360	0	360	729	67	250,671.18
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	316	80,505,427.26	30.77	5.768	359	0	359	724	62	254,764.01
AZ	95	20,049,904.12	7.66	5.831	360	0	360	728	71	211,051.62
WA	79	17,116,387.74	6.54	5.764	360	0	360	724	74	216,663.14
CO	72	15,351,684.34	5.87	5.721	360	0	360	736	76	213,217.84
TX	71	10,829,097.47	4.14	5.767	359	0	358	733	78	152,522.50
FL	66	12,446,482.93	4.76	5.848	360	0	360	723	71	188,583.07
OR	40	7,519,017.46	2.87	5.760	360	0	360	721	75	187,975.44
IL	37	7,558,937.99	2.89	5.877	357	1	356	727	71	204,295.62
MO	37	5,842,467.35	2.23	5.858	360	1	359	719	75	157,904.52
GA	34	6,467,329.53	2.47	5.850	360	0	360	718	76	190,215.57
Other	410	77,960,124.63	29.80	5.868	358	1	357	724	70	190,146.65
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
240	15	2,605,923.37	1.00	5.701	240	1	239	733	64	173,728.22
360	1242	259,040,937.45	99.00	5.811	360	0	360	725	69	208,567.58
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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11. S&P Documentation

S&P Documentation	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub & Verbal Verification of Employment	18	3,507,137.01	1.34	5.764	360	1	359	748	70	194,840.95
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	61	8,120,380.15	3.10	5.835	360	1	359	715	79	133,120.99
Full Doc	178	35,285,463.10	13.49	5.801	358	0	357	721	75	198,232.94
No Employment/Income Verification	249	49,930,256.67	19.08	5.789	359	0	359	736	59	200,523.12
Verbal Verification of Employment	751	164,803,623.89	62.99	5.818	359	0	359	722	70	219,445.57
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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12. WAMU Doctype

WAMU Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	186	36,159,483.07	13.82	5.803	358	0	357	720	75	194,405.82
No Doc/NINA	267	53,397,738.34	20.41	5.795	359	0	358	735	60	199,991.53
No Ratio/NORA	46	9,819,322.16	3.75	5.786	360	0	360	714	64	213,463.53
Red/Low/Expr/Stated	758	162,270,317.25	62.02	5.819	359	0	359	723	71	214,076.94
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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13. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
600 - 619	3	747,922.93	0.29	5.644	360	1	359	613	63	249,307.64
620 - 639	24	5,681,474.72	2.17	5.796	360	0	360	630	71	236,728.11
640 - 659	58	13,107,511.48	5.01	5.869	359	0	358	652	71	225,991.58
660 - 679	141	29,682,805.70	11.34	5.852	358	0	358	670	70	210,516.35
680 - 699	169	35,188,203.78	13.45	5.825	360	0	360	690	68	208,214.22
700 - 719	165	33,916,411.66	12.96	5.863	359	0	359	709	71	205,554.01
720 - 739	196	41,381,935.41	15.82	5.780	358	0	357	729	70	211,132.32
740 - 759	163	32,385,598.71	12.38	5.800	359	0	359	750	70	198,684.65
760 - 779	159	33,870,658.23	12.95	5.777	358	0	358	769	69	213,023.01
780 - 799	122	25,223,937.08	9.64	5.767	360	0	360	789	65	206,753.58
800 - 820	56	10,354,401.12	3.96	5.779	356	0	356	807	61	184,900.02
821 >=	1	106,000.00	0.04	5.750	360	0	360	821	80	106,000.00
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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14. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	585	111,483,505.35	42.61	5.822	360	0	359	733	75	190,570.09
Refi - Cash Out	478	110,457,444.13	42.22	5.808	358	0	358	718	64	231,082.52
Refi - Rate Term	194	39,705,911.34	15.18	5.781	358	0	358	719	67	204,669.65
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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15. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	116	22,279,898.92	8.52	5.806	358	0	358	739	60	192,068.09
Owner Occupied	1102	231,716,907.05	88.56	5.813	359	0	358	723	70	210,269.43
Second Home	39	7,650,054.85	2.92	5.749	360	0	360	735	69	196,155.25
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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16. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	858	166,376,041.82	63.59	5.830	358	0	358	723	68	193,911.47
120	393	93,780,359.00	35.84	5.771	360	0	360	728	70	238,626.87
180	6	1,490,460.00	0.57	6.074	360	1	359	695	66	248,410.00
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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17. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	1068	218,557,256.89	83.53	5.824	359	0	359	726	70	204,641.63
12	11	2,832,886.67	1.08	5.823	360	2	358	725	55	257,535.15
36	169	38,984,225.30	14.90	5.729	359	0	358	720	66	230,675.89
60	9	1,272,491.96	0.49	5.988	349	1	348	720	76	141,388.00
Total:	1257	261,646,860.82	100.00	5.810	359	0	358	725	69	208,151.84

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\September Position\8-29-05 Updated\September Position, 8-26-05.cas
Sep 1, 2005 17:08